AMENDED AND RESTATED VOTING AGREEMENT


         AMENDED AND RESTATED VOTING AGREEMENT, dated as of October 27, 1997 (the "Agreement"), among Video Update, Inc. a Delaware corporation ("BUYER"), VUI Merger Corp., a Delaware corporation ("SUB"), Moovies, Inc., a Delaware corporation ("COMPANY") and the persons listed on attached Schedule 1 annexed hereto, each with an address as set forth on Schedule 1 (such individuals being hereinafter referred to individually as "Stockholder" and collectively as "Stockholders").

         WHEREAS, BUYER, SUB, and COMPANY have entered into an Agreement and Plan of Merger, dated as of July 9, 1997 and an Amendment to the Agreement and Plan of Merger dated as of the date hereof (the "Amendment"), both of which are collectively referred to as the "Merger Agreement";

         WHEREAS, BUYER, SUB, COMPANY and Stockholders have entered into a Voting Agreement dated as of July 9, 1997 (the "July 9, 1997 Voting Agreement");

         WHEREAS, BUYER, SUB, COMPANY and Stockholders, in connection with the Amendment, wish to amend and replace the July 9, 1997 Voting Agreement with this Amended and Restated Voting Agreement dated as of October 27, 1997;

         WHEREAS, initially capitalized terms not otherwise defined herein shall have their respective meanings as set forth in the Merger Agreement, a copy of which has been provided to each of the Stockholders;

         WHEREAS, each of the Stockholders is familiar with the terms and conditions of the Merger Agreement and the transactions referred to therein and contemplated thereby ("Transactions");

         WHEREAS, as of the date hereof, the Stockholders beneficially (as defined in Rule 13-d promulgated under the Exchange Act) own that number of BUYER or COMPANY Shares set forth opposite each Stockholder's respective name on
Schedule 1; and

         WHEREAS, as a condition to the willingness of BUYER, SUB and COMPANY to enter into the Merger Agreement, and to induce BUYER, SUB and COMPANY to enter into the Merger Agreement, BUYER SUB, and COMPANY have required that each of the Stockholders agree and the Stockholders have agreed to vote, or cause to be voted, all their BUYER and COMPANY Shares, as the case may be, in favor of the Merger and the Transactions, upon the terms and subject to the conditions of this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE 1.

                                AGREEMENT TO VOTE

         SECTION 1.01. VOTING AGREEMENT. BUYER, SUB, COMPANY and Stockholders hereby agree that (a) the July 9, 1997 Voting Agreement shall cease to be of any further force or effect and (b) this Amended and Restated Voting Agreement shall amend and replace the July 9, 1997 Voting Agreement. Until the Termination Date (as hereinafter defined), each of the Stockholders agree with each other Stockholder and with BUYER, SUB and COMPANY that he shall vote, or cause to be voted, all of his BUYER and COMPANY Shares, as the case may be, and any other BUYER, and COMPANY Shares, as the case may be, that may hereafter be acquired by such Stockholder ("Additional Shares") in favor of the Merger and the
Transactions, as the case may be, and to the extent applicable and not prohibited by contract, in favor of the Requisite BUYER Stockholder Proposal (as defined in the Merger Agreement).

         SECTION 1.02. NO TRANSFER. Until the Termination Date, no Stockholder shall, except as permitted under any existing security agreement or encumbrance relating to such Stockholder, transfer any interest in any of his or her BUYER or COMPANY Shares, create, suffer or permit to be created any security interest, lien, claim, pledge, option, right of first refusal, agreement, charges or other encumbrances of any nature whatsoever on or with respect to his BUYER or COMPANY Shares or any BUYER or COMPANY Additional Shares, other than those arising under the Securities Act and any applicable state securities or "Blue Sky" laws.

                                   ARTICLE 2.

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

         Each of the Stockholders hereby represents and warrants to the other Stockholders and to each of BUYER, SUB and COMPANY as follows:

         SECTION 2.01. AUTHORITY RELATIVE TO THIS AGREEMENT. He has all necessary power and authority to execute and deliver this Agreement to perform his or her obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Stockholder, constitutes a legal, valid and binding obligation of Stockholder, enforceable against him in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         SECTION 2.02. NO CONFLICT. The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder will not (i) require any consent, approval, authorization or permit of, or filing with or notification to any governmental or regulatory authority, domestic or foreign, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Stockholder or by which any property or asset of the Stockholder is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance of any nature whatsoever on any property or asset of the Stockholder or pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit franchise or other instrument or obligation to which such Stockholder is a party or by which the Stockholder, BUYER or COMPANY or any property or asset of the Stockholder or BUYER or COMPANY is bound or affected.

         SECTION 2.03. TITLE TO THE SHARES. As of the date hereof, the Stockholder has sole voting authority with respect to the BUYER or COMPANY Shares set forth opposite his name which are all the shares of BUYER or COMPANY Common Stock owned, either of record or beneficially, by such Stockholder. The Stockholder may vote such BUYER or COMPANY Shares free and clear of all options, rights of first refusal, limitations on the Stockholder's voting rights, (other than those arising under the Securities Act, and any applicable state securities or "blue sky" laws), and, the Stockholder has not appointed or granted any proxy which is still effective, with respect to the BUYER or COMPANY Shares and, until the Effective Time (as defined in the Merger Agreement) shall take all actions necessary to retain ownership of the BUYER or COMPANY Shares and to preserve his rights to comply with Section 1.01.

         SECTION 2.04. NO OTHER REPRESENTATIONS OR WARRANTIES. Notwithstanding the representations and warranties contained in this Section 2, the Stockholders make none of the representations or warranties contained in the Merger Agreement with respect to BUYER or COMPANY or with respect to any obligations, property or assets of BUYER or COMPANY.

                                   ARTICLE 3.

                                  MISCELLANEOUS

         SECTION 3.01. FURTHER ASSURANCE. The parties will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to carry out the intentions of this Agreement.

         SECTION 3.02. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

         SECTION 3.03. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between or among them with respect to the subject matter hereof.

         SECTION 3.04. ASSIGNMENT; PARTIES IN INTEREST. This Agreement shall be binding upon, inure solely to the benefit of, and be enforceable by, the parties hereto and their successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

         SECTION 3.05. AMENDMENT; WAIVER. This Agreement may not be amended and no term or condition hereof may be waived except by an instrument in writing executed by the parties hereto.

         SECTION 3.06. SEVERABILITY. If a court of competent jurisdiction shall finally determine that any provision of this Agreement is invalid, illegal or unenforceable, then all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect and such court shall modify such invalid, illegal or unenforceable provision to the minimum extent necessary to make same valid, legal an enforceable.

         SECTION 3.07. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be delivered in person, by telecopy, expedited delivery service (such as Federal Express) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

         If to BUYER or SUB

                                Video Update, Inc.
                                3300 World Trade Center
                                30 E. Seventh Street
                                St. Paul, MN  55101
                                Attention:  Chief Executive Officer


         with a copy to:

                                Lawrence H. Gennari, Esq.
                                Gadsby & Hannah LLP
                                225 Franklin Street
                                Boston, MA  02110
if to any one or more of the Stockholders:

To the address set forth next to such stockholders name.

         if to COMPANY:

                                Moovies, Inc.
                                201 Brookfield Parkway, Suite 200
                                Greenville, SC  29607
                                Attention:  President and
                                            Chief Executive Officer

         with a copy to:

                                Jonathan Golden, Esq.
                                Eva Cederholm, Esq.
                                Arnall Golden & Gregory LLP
                                2800 One Atlantic Center
                                1201 W. Peachtree Street
                                Atlanta, GA  30309

         Such notice shall be effective on the day following receipt of delivery in person, by verified telecopy or by expedited delivery service and shall be effective four days after mailing in accordance the foregoing. The person to whom notice is to be given, and any address, may be changed from time to time in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

         SECTION 3.08. JURY TRIAL WAIVER. All parties hereto hereby waive trial by jury in any action, counterclaim or proceeding of any kind arising under or out of or in connection with this Agreement, the negotiations leading thereto, the inducements to the parties to enter into this Agreement and to the transactions it contemplates.

         SECTION 3.09. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with the laws of the State of Delaware applicable to contracts executed in and to be performed in that State.

         SECTION 3.10. HEADINGS. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         SECTION 3.11. TERMINATION. This Agreement shall terminate on the first to occur of (a) the termination of the Merger Agreement in accordance with
Section 7 thereof; (b) the closing of the Merger Agreement and the consummation of the Transactions; or (c) one year from the date hereof (the "Termination Date"). In the event of the termination of this Agreement, this Agreement shall forthwith become void and there shall be no liability on the part of BUYER, SUB or COMPANY or each of the Stockholders under this Agreement, except with regard to any breach of this Agreement prior to such termination.

         SECTION 3.12. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, each of BUYER, SUB or COMPANY has caused this Agreement to be executed by its officer thereunto duly authorized and each of the Stockholders has duly executed this Agreement as of the date first written above.

                                            VIDEO UPDATE, INC.



                                       By:    Daniel A. Potter
                                              _______________________
                                       Name:  Daniel A. Potter
                                       Title:  Chief Executive Officer


                                             VUI MERGER CORP.



                                       By:    Daniel A. Potter
                                              _______________________
                                       Name:  Daniel A. Potter
                                       Title: President


                                            MOOVIES, INC.



                                       By:    John Taylor
                                              _______________________
                                       Name:  John Taylor
                                       Title:  President and Chief
                                                  Executive Officer

STOCKHOLDERS:


/s/Daniel A. Potter                    /s/John L. Taylor
__________________________             _______________________
   Daniel A. Potter                      John L. Taylor



/s/Daniel C. Howard                    /s/Arthur F. Greeder, III, individually
__________________________             ________________________________________
   Daniel C. Howard                       Arthur F. Greeder, III, individually



/s/ Richard Bedard                    /s/Arthur F. Greeder, III
__________________________            _________________________________________
    Richard Bedard                       Arthur F. Greeder, III, as joint tenant
                                         with the right of survivorship with
                                         Ann E. Greeder


/s/Bruce Carlson                      /s/Ann E. Greeder
__________________________            _________________________________________
   Bruce Carlson                         Ann E. Greeder, as joint tenant with
                                         the right of survivorship with Arthur
                                         F. Greeder, III


/s/Michael Schifsky                   /s/F. Andrew Mitchell
_________________________             _________________________________________
   Michael Schifsky                      F. Andrew Mitchell



/s/Robert E. Yager                    /s/Michael A. Yeargin
_________________________             _________________________________________
   Robert E. Yager                       Michael A. Yeargin



/s/Jana Vaughn                        /s/Theodore J. Coburn
_________________________             __________________________________________
   Jana Vaughn                           Theodore J. Coburn



/s/Paul Kelnberger                    /s/Douglas M. Raines
_________________________             __________________________________________
Paul Kelnberger                          Douglas M. Raines



/s/Bernard Patriacca                  /s/Charles D. Way
_________________________             _________________________________________
Bernard Patriacca                        Charles D. Way



/s/John M. Bedard
_________________________
John M. Bedard



                                   Schedule 1

         Stockholder/Address                                           Number of Shares
1.       Daniel A. Potter                                              270,000 shares of Video Update
         4569 McDonald Drive Overlook                                  Inc. Class A Common Stock, $.01
         Stillwater, MN  55082                                         par value per share ("VUI Class A
                                                                       Shares")

                                                                       1,086,759 shares of Video Update Inc.
                                                                       Class B Common Stock , $.01
                                                                       par value per share ("VUI Class
                                                                       B Shares")

2.       John M. Bedard                                                150,000 VUI Class A Shares
         4535 Olson Lake Trail                                         878,117 VUI Class B Shares
         Lake Elmo, MN  55042

3.       Daniel C. Howard
         440 E. Montana Avenue                                         35,124 VUI Class B Shares
         St. Paul, MN  55101

4.       Christopher J. Gondeck                                        4,000 VUI Class A Shares
         18905 9th Avenue North
         Plymouth, MN

5.       Richard Bedard                                                0 VUI Class A Shares
         250 E. 6th Street, Apartment 224
         St. Paul, MN  55101

6.       Bruce Carslon                                                 0 VUI Class A Shares
         6476 175th Street W.
         Farmington, MN  55024

7.       Michael Schifsky                                              0 VUI Class A Shares
         2707 Galatier Street
         Roseville, MN  55113

8.       Robert E. Yager                                               78,750 VUI Class A Shares
         21382 Heath Avenue Crt. N.
         Forest Lake, MN  55025

9.       Jana Webster Vaughn                                           0 VUI Class A Shares
         722 W. Mulberry Street
         Stillwater, MN  55082

10.      Paul M. Kelnberger                                            1,500 VUI Class A Shares
         8208 Galway Road
         Woodbury, MN  55125

11.      Bernard Patriacca                                             0 VUI Class A Shares
         78 Acorn Street
         Millis, MA  02054


12.      John L. Taylor                                                456,740 shares of Moovies
         1401 Winding Way                                              Common Stock, $.001 par
         Taylors, SC  29687                                            value per share ("Moovies Shares")
                                                                       87,000 Moovies Shares subject to margin call

13.      F. Andrew Mitchell                                            221,711 Moovies Shares
         101 Chelsea Lane
         Greer, SC  29650

14.      Douglas M. Raines                                             629,149 Moovies Shares
         1006 Hyman Avenue                                             121,000 Moovies Shares subject to
         Aspen, CO  81611                                              margin call

15.      Michael A. Yeargin                                            637,649 Moovies Shares
         1077 Altamont Road                                            28,000 Moovies Shares subject to
         Greenville, SC  26909                                         margin call

16.      Arthur F. Greeder, III                                        181,250 Moovies Shares
         6806 A Oceanfront
         Virginia Beach, VA  23451

17.      Arthur F. Greeder, III and Ann E. Greeder,                    165,150 Moovies Shares
         joint tenants with the right of survivorship
         6806 A Oceanfront
         Virginia Beach, VA  23451

18.      Charles D. Way                                                14,000 Moovies Shares
         c/o Ryan's Family Steakhouses, Inc.
         405 Lancaster Avenue
         Greer, SC  29650

19.      Theodore J. Coburn                                            0 Moovies Shares
         20 Davids Lane
         Chatham, MA  02633
